1
NEWS RELEASE

EVEREST RE GROUP, LTD.

Seon place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media:

Dawn Lauer

Investors:

Matt Rohrmann
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.

908.300.7670

908.604.7343
Everest Re Group Reports

First Quarter 2023

Results
19.5%

GWP Growth and 16.2% Underwriting Income Growth,

Led by Record
Reinsurance Growth and Strong Pricing Momentum
14.2% Net Income ROE, 17.2 % Operating ROE

91.2% Combined Ratio and 87.5% Attritional Combined Ratio
HAMILTON,

Bermuda – (BUSINESS WIRE) – May 1, 2023 –
Everest Re Group, Ltd. (“Everest” or the
“Group”) today reported its first quarter 2023 results.
First Quarter 2023 Highlights
•
Strong year-over-year

improvements in

Net Operating Income

of $443

million, and

Net Income

of $365
million driven by continued underwriting margin improvement
•
14.1% Total Shareholder Return, 14.2% Net Income ROE, and 17.2% Operating Income ROE
•
$3.7 billion

in gross

written premium (“GWP”)

with year-over-year growth

of 19.5%

in constant

dollars
as reported for the

Group, 23.2% in constant dollars

excluding reinstatements for Reinsurance and

11.5%
in constant dollars for Insurance

•
Combined

ratios

of

91.2%

for

the

Group,

90.8%

for

Reinsurance

and

92.4%

for

Insurance

driven

by
improved pricing and lower catastrophe losses year-over-year
•
Strong

attritional

combined

ratios

of

87.5%

for

the

Group,

85.9%

for

Reinsurance

and

91.7%

for
Insurance
•
Pre-tax underwriting income of $273 million, third highest result over past 5 years
•
$110 million of pre-tax catastrophe losses net of estimated recoveries and reinstatement premiums driven
by the Turkey earthquake as well as the New Zealand floods and cyclone.
•
Year

-over-year improvement in

net investment income

of $260

million, driven by

stronger fixed

income
returns as new money yields remain attractive
•
Strong operating cashflow for the quarter of $1.1 billion versus $846 million in the first quarter 2022
Footnote 1 in header denotes constant currency figure

“Everest had a strong start to the year, with first quarter results that delivered significant underwriting profit, a
17.2% operating return on equity and a total shareholder return in excess of 14%,” said Juan C. Andrade, Everest
President & CEO.

“We delivered profitable growth across both underwriting franchises, particularly in reinsurance, where we continued to drive expanding margins. With our industry leading position, ongoing flight to quality, and relentless execution, we are well equipped to take advantage of market tailwinds. We also continued to invest in scaling our primary business in a disciplined manner. The insurance division generated an
increased year-over-year underwriting profit by capitalizing on our diversified portfolio and improved pricing
conditions.

We advanced many of our strategic objectives this quarter, resulting in improved risk adjusted returns across the portfolio, and continued to manage natural catastrophe volatility demonstrated by the limited exposure
to the severe weather events in North America during the quarter. We remain focused on bolstering our world class talent and I am confident in their ability to capitalize on attractive market opportunities in the year ahead.”
Summary of First Quarter 2023 Net Income and Other Items

•
Net Income of $365 million, equal to $9.31 per diluted share versus first quarter 2022 net income of $298
million, equal to $7.56 per diluted share

•
Net operating income of $443 million, equal to $11.31 per diluted share versus first quarter 2022 net
operating income of $406 million, equal to $10.31 per diluted share

•
GAAP combined ratio of 91.2% including 3.7 points of catastrophe losses versus the first quarter 2022
figures of 91.6% including 4.1 points of catastrophe losses

The following table summarizes the Company’s Net Income and related financial metrics.
Net income and operating income Q1 Year to Date Q1 Year to Date
All values in USD millions except for per share

amounts and percentages
2023 2023 2022 2022
Everest Re Group
Net income (loss) 365 365 298 298
Net operating income (loss)
(1)
443 443 406 406
Net income (loss) per diluted common share 9.31 9.31 7.56 7.56
Net operating income (loss) per diluted common share 11.31 11.31 10.31 10.31
Net income (loss) return on average equity (annualized) 14.2% 14.2% 11.9% 11.9%
After-tax operating income (loss) return on average

equity (annualized)
17.2% 17.2% 16.2% 16.2%
Notes
(1) Refer to the reconciliation of net income to net operating income found on page 6 of this press release

Shareholders' Equity and Book Value

per Share
Q1 Year to Date Q1 Year to Date
All values in USD millions except for per share

amounts and percentages
2023 2023 2022 2022
Beginning shareholders' equity
8,441
8,441
10,139 10,139
Net income (loss) 365 365
298 298
Change - unrealized gains (losses) - Fixed inc. investments 249 249
(811) (811)
Dividends to shareholders (65) (65)
(61) (61)
Purchase of treasury shares

-

-

(1) (1)
Other 24 24
(36) (36)
Ending shareholders' equity 9,014 9,014
9,528 9,528
Common shares outstanding
39.3 39.4
Book value per common share outstanding
229.49 241.52
Less: Unrealized appreciation/depreciation of fixed maturity investments

("URAD")
(37.15) (14.49)
Adjusted book value per common share outstanding excluding URAD
266.64 256.01
Change in BVPS adjusted for dividends
7.2%
Total Shareholder Return ("TSR")

- Annualized
14.1%
Common share dividends paid - last 12 months
6.60 6.20
The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.
Underwriting information - Everest Re Group Q1 Year to Date Q1 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2023 2023 2022 2022 Q1 Year to Date
Gross written premium 3,743 3,743 3,186 3,186 17.5% 17.5%
Net written premium 3,329 3,329 2,812 2,812 18.4% 18.4%
Loss ratio 63.4% 63.4% 64.1% 64.1%

(0.7) pts

(0.7) pts

Commission and brokerage ratio 21.3% 21.3% 21.7% 21.7%

(0.4) pts

(0.4) pts

Other underwriting expenses 6.4% 6.4% 5.8% 5.8%

0.6 pts

0.6 pts

Combined ratio 91.2% 91.2% 91.6% 91.6%

(0.4) pts

(0.4) pts

Attritional combined ratio
(1)
87.5% 87.5% 87.4% 87.4%

0.1 pts

0.1 pts

Pre-tax net catastrophe losses
(2)
110 110 115 115
Pre-tax net Russia/Ukraine losses

-

-

-

-

Pre-tax net prior year reserve development

-

- (1) (1)
Notes
(1) Attritional ratios exclude catastrophe losses, net

CAT reinstatement premiums

earned, prior year development, COVID-19 losses, CECL and

losses from the
Russia/Ukraine war
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Reinsurance Segment – Quarterly Highlights
•
Gross written premiums grew 23.2%

on a constant dollar basis

to $2.64 billion, a

new quarterly premium
record for the segment, and broad-based, double-digit growth across every business unit.
•
Growth

was

driven

by

19.4%

growth

in

property

pro-rata,

27.5%

growth

in

property

Cat,

22.1%

in
Casualty pro-rata as a flight to quality continues across various markets.
•
Robust pricing momentum at April

1 renewal continued, with Cat

pricing up over 44% in

North America
and 26% Internationally, with improved terms/conditions.
•
90-basis

point

improvement

in

the

attritional

loss

ratio

to

58.0%

year

over

year

and

an

attritional
combined ratio of 85.9% vs 86.2% a year ago.
•
Pre-tax

catastrophe

losses

of

$108

million

net

of

estimated

recoveries

and

reinstatement

premiums,
compared with

$110

million a

year ago.

Catastrophe losses

driven by

the Turkey

Earthquake as

well as
the New Zealand floods and cyclone.
Underwriting information - Reinsurance segment Q1 Year to Date Q1 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2023 2023 2022 2022 Q1 Year to Date
Gross written premium 2,637 2,637 2,186 2,186 20.6% 20.6%
Net written premium 2,454 2,454 2,081 2,081 17.9% 17.9%
Loss ratio 62.9% 62.9% 64.1% 64.1%

(1.2) pts

(1.2) pts

Commission and brokerage ratio 25.0% 25.0% 24.9% 24.9%

0.1 pts

0.1 pts

Other underwriting expenses 2.8% 2.8% 2.4% 2.4%

0.4 pts

0.4 pts

Combined ratio 90.8% 90.8% 91.4% 91.4%

(0.6) pts

(0.6) pts

Attritional combined ratio
(1)
85.9% 85.9% 86.2% 86.2%

(0.3) pts

(0.3) pts

Pre-tax net catastrophe losses
(2)
108 108 110 110
Pre-tax net Russia/Ukraine losses

-

-

-

-

Pre-tax net prior year reserve development

-

- (2) (2)
Notes
(1) Attritional ratios exclude catastrophe losses, net CAT

reinstatement premiums earned, prior year development, COVID-19 losses,

CECL and losses from the
Russia/Ukraine war
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Insurance Segment – Quarterly Highlights
•
Gross

written

premiums

of

$1.1

billion,

an

11.5%

increase

year-over-year

in

constant

dollars,

led

by

a
diversified mix of property, marine, energy and other specialty lines.

•
Strong underwriting profit of $66 million, up12% year-over-year.
•
Lower catastrophe losses in the quarter at $2 million.

•
Attritional loss ratio of 64.2% slightly up over prior year resulting in attritional combined ratio of 91.7%.

•
The quarter included a one-time current accident-year adjustment of $15 million related to a non-renewed
medical stop loss book.
•
Disciplined expense management of 27.7%, an improvement of 10 basis points over prior year.

•
Rate accelerated sequentially for the second straight quarter, driven by property and umbrella.
Underwriting information - Insurance segment Q1 Year to Date Q1 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2023 2023 2022 2022 Q1 Year to Date
Gross written premium 1,106 1,106 1,001 1,001 10.5% 10.5%
Net written premium 875 875 731 731 19.7% 19.7%
Loss ratio 64.7% 64.7% 64.1% 64.1%

0.6 pts

0.6 pts

Commission and brokerage ratio 11.8% 11.8% 12.5% 12.5%

(0.7) pts

(0.7) pts

Other underwriting expenses 15.9% 15.9% 15.3% 15.3%

0.6 pts

0.6 pts

Combined ratio 92.4% 92.4% 91.9% 91.9%

0.5 pts

0.5 pts

Attritional combined ratio
(1)
91.7% 91.7% 90.9% 90.9%

0.8 pts

0.8 pts

Pre-tax net catastrophe losses
(2)
2 2 5 5
Pre-tax net Russia/Ukraine losses

-

-

-

-

Pre-tax net prior year reserve development

-

-

1 1
Notes
(1) Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
(2) Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Investments and Shareholders’ Equity as of March 31, 2023

•
Total invested assets and cash of $31.4 billion versus $29.9 billion on December 31, 2022
•
Shareholders’

equity

of

$9.0

billion

vs.

$8.4

billion

on

December

31,

2022,

includes

$1.5

billion

of
unrealized net losses on AFS fixed maturity investments

•
Shareholders’ equity excluding unrealized gains (losses) on AFS fixed maturity investments of $10.5
billion versus $10.1 billion on December 31, 2022
•
Book value per share of $229.49 versus $215.54 at December 31, 2022

•
Book value

per share

excluding unrealized

gains (losses)

on AFS

fixed maturity

investments of

$266.64
versus $259.18 at December 31, 2022
•
Common share dividends declared and paid in the quarter of $1.65 per share equal to $65 million
This news release contains

forward-looking statements within the

meaning of the U.S. federal securities

laws. We
intend

these

forward-looking

statements

to

be

covered

by

the

safe

harbor

provisions

for

forward-looking
statements in

the U.S.

Federal securities laws.

These statements

involve risks

and uncertainties that

could cause
actual

results

to

differ

materially

from

those

contained

in

forward-looking

statements

made

on

behalf

of

the
Company. These

risks and uncertainties

include the impact

of general economic

conditions and conditions

affecting the insurance
and reinsurance industry,

the adequacy of our reserves,

our ability to assess underwriting risk, trends

in rates for
property

and

casualty

insurance

and

reinsurance,

competition,

investment

market

and

investment

income
fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,

pandemic,

regulatory

and

legal

uncertainties and
other

factors

described

in

our

latest

Annual

Report

on

Form

10-K.

The

Company

undertakes

no

obligation

to
publicly update or revise any forward-looking statements, whether as a result of new information, future events or
otherwise.
About Everest

Everest is

a

global underwriting

leader providing

best-in-class property,

casualty,

and specialty

reinsurance and
insurance

solutions

that

address

customers’

most

pressing

challenges.

Known

for

a

50-year

track

record

of
disciplined

underwriting,

capital

and

risk

management,

Everest,

through

its

global

operating

affiliates,

is
committed to underwriting opportunity for colleagues, customers, shareholders,

and communities worldwide.

Everest common stock (NYSE: RE) is a component of the S&P 500 index.
Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com.

A conference call

discussing the results

will be held

at 8:00 a.m.

Eastern Time on

May 2, 2023.

The call will

be
available on the Internet through the Company’s web site at everestre.com/investors.
Recipients

are

encouraged

to

visit

the

Company’s

web

site

to

view

supplemental

financial

information

on

the
Company’s

results.

The

supplemental

information

is

located

at

www.everestre.com

in

the
“Investors/Financials/Quarterly Results” section of the website.

The supplemental financial information may also
be obtained by contacting the Company directly.

_______________________________________________
The

Company

generally

uses

after-tax

operating

income

(loss),

a

non-GAAP financial

measure,

to

evaluate

its
performance.

After-tax operating income (loss) consists of net income (loss) excluding after-tax net gains (losses)
on investments and after-tax net foreign exchange income (expense) as the following reconciliation displays:
Three Months Ended March 31, Three Months Ended March 31,
(Dollars in millions, except per share amounts) 2023 2022 2023 2022
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
After-tax operating income (loss) $443 $11.31 $406 $10.31 $443 $11.31 $406 $10.31
After-tax net gains (losses) on investments $6 $0.14 $(123) $(3.14) $6 $0.14 $(123) $(3.14)
After-tax net foreign exchange income (expense) $(84) $(2.14) $15 $0.39 $(84) $(2.14) $15 $0.39
Net income (loss) $365 $9.31 $298 $7.56 $365 $9.31 $298 $7.56
(Some amounts may not reconcile due to rounding.)

Although net gains (losses)

on investments and

net foreign exchange income

(expense) are an integral

part of the
Company’s

insurance

operations,

the

determination

of

net

gains

(losses)

on

investments

and

foreign

exchange
income (expense)

is independent

of the

insurance underwriting process.

The Company

believes that the

level of
net

gains

(losses)

on

investments

and

net

foreign

exchange

income

(expense)

for

any

particular

period

is

not
indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing

only

a

GAAP
presentation

of

net

income

(loss)

makes

it

more

difficult

for

users

of

the

financial

information

to

evaluate

the
Company’s

success

or

failure

in

its

basic

business

and

may

lead

to

incorrect

or

misleading

assumptions

and
conclusions.

The

Company

understands

that

the

equity

analysts

who

follow

the

Company

focus

on

after-tax
operating

income

(loss)

in

their

analyses

for

the

reasons

discussed

above.

The

Company

provides

after-tax
operating

income

(loss)

to

investors

so

that

they

have what

management

believes

to

be

a

useful

supplement to
GAAP information concerning the Company’s performance.
--Financial

Details

Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

March 31,
(Dollars in millions, except per share amounts)
2023 2022
(unaudited)
REVENUES:
Premiums earned

$3,100 $2,792
Net investment income 260 243
Net gains (losses) on investments:
Credit allowances on fixed maturity securities (8) (12)
Gains (losses) from fair value adjustments 4 (137)
Net realized gains (losses) from dispositions 9 (5)
Total net gains (losses) on investments 5 (154)
Other income (expense) (79) 15
Total revenues 3,286 2,896
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

1,966 1,790
Commission, brokerage, taxes and fees 661 605
Other underwriting expenses

200 161
Corporate expenses 19 14
Interest, fees and bond issue cost amortization expense 32 24
Total claims and expenses 2,878 2,594
INCOME (LOSS) BEFORE TAXES 408 302
Income tax expense (benefit) 43 4
NET INCOME (LOSS) $365 $298
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)")

on securities arising during the period
246 (815)
Reclassification adjustment for realized losses (gains) included in net income (loss)
3 4
Total URA(D) on securities arising during the period 249 (811)
Foreign currency translation adjustments 31 (34)
Reclassification adjustment for amortization of net (gain)

loss included in net income (loss)
- 1
Total benefit plan net gain (loss) for the period - 1
Total other comprehensive income (loss), net of tax 280 (844)
COMPREHENSIVE INCOME (LOSS) $645 $(547)
EARNINGS PER COMMON SHARE:
Basic $9.31 $7.57
Diluted 9.31 7.56

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
March 31,
(Dollars and share amounts in millions, except par value per share)
2023

2022

(unaudited)
ASSETS:
Fixed maturities - available for sale, at fair value $23,560 $22,236
(amortized cost: 2023, $25,247; 2022, $24,191, credit allowances:

2023, ($62); 2022, ($54))
Fixed maturities - held to maturity,

at amortized cost
(fair value: 2023, $814; 2022, $821, net of credit allowances: 2023,

($9); 2022, ($9))
825 839
Equity securities, at fair value 250 281
Other invested assets 4,156 4,085
Short-term investments

1,034 1,032
Cash 1,610 1,398
Total investments and cash 31,435 29,872
Accrued investment income 235 217
Premiums receivable (net of credit allowances: 2023, ($30); 2022,

($29))
3,922 3,619
Reinsurance paid loss recoverables (net of credit allowances: 2023,

($24); 2022, ($23))
182 136
Reinsurance unpaid loss recoverables

2,125 2,105
Funds held by reinsureds 1,071 1,056
Deferred acquisition costs 1,011 962
Prepaid reinsurance premiums 611 610
Income tax asset, net 387 459
Other assets (net of credit allowances: 2023, ($7); 2022, ($5)) 860 930
TOTAL ASSETS $41,839 $39,966
LIABILITIES:
Reserve for losses and loss adjustment expenses 22,878 22,065
Future policy benefit reserve 29 29
Unearned premium reserve 5,418 5,147
Funds held under reinsurance treaties 10 13
Other net payable to reinsurers 618 567
Losses in course of payment 123 74
Senior notes 2,348 2,347
Long term notes 218 218
Borrowings from FHLB 519 519
Accrued interest on debt and borrowings 41 19
Unsettled securities payable 201 1
Other liabilities 422 526
Total liabilities 32,825 31,525
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50.0 shares authorized;
no shares issued and outstanding

-

-
Common shares, par value: $0.01; 200.0 shares authorized; (2023)

70.0
and (2022) 69.9 outstanding before treasury shares 1 1
Additional paid-in capital 2,295 2,302
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($218) at 2023 and ($250) at 2022 (1,716) (1,996)
Treasury shares, at cost: 30.8 shares (2023)

and 30.8 shares (2022)
(3,908) (3,908)
Retained earnings 12,342 12,042
Total shareholders' equity

9,014 8,441
TOTAL LIABILITIES AND

SHAREHOLDERS' EQUITY
$41,839 $39,966

EVEREST RE GROUP,

LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Three Months Ended

March 31,
(Dollars in millions)
2023 2022
(unaudited)
CASH FLOWS FROM OPERATING

ACTIVITIES:
Net income (loss) $365 $298
Adjustments to reconcile net income to net cash provided by

operating activities:
Decrease (increase) in premiums receivable (259) (14)
Decrease (increase) in funds held by reinsureds, net (17) (67)
Decrease (increase) in reinsurance recoverables 7 (126)
Decrease (increase) in income taxes 41 1
Decrease (increase) in prepaid reinsurance premiums 28 (7)
Increase (decrease) in reserve for losses and loss adjustment expenses
681 632
Increase (decrease) in future policy benefit reserve - (1)
Increase (decrease) in unearned premiums 226 4
Increase (decrease) in other net payable to reinsurers 17 46
Increase (decrease) in losses in course of payment 47 (125)
Change in equity adjustments in limited partnerships (5) (98)
Distribution of limited partnership income 48 71
Change in other assets and liabilities, net (121) 47
Non-cash compensation expense

12 12
Amortization of bond premium (accrual of bond discount) (1) 19
Net (gains) losses on investments (5) 154
Net cash provided by (used in) operating activities 1,064 846
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called/repaid - available for sale
562 849
Proceeds from fixed maturities sold - available for sale 72 419
Proceeds from fixed maturities matured/called/repaid - held to maturity 28 -
Proceeds from equity securities sold 46 90
Distributions from other invested assets 137 163
Cost of fixed maturities acquired - available for sale (1,613) (2,011)
Cost of fixed maturities acquired - held to maturity (11) -
Cost of equity securities acquired (1) (195)
Cost of other invested assets acquired (242) (137)
Net change in short-term investments 4 355
Net change in unsettled securities transactions 267 46
Net cash provided by (used in) investing activities (752) (421)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued (redeemed) during the period for share-based compensation, net of expense
(19) (14)
Purchase of treasury shares - (1)
Dividends paid to shareholders (65) (61)
Cost of shares withheld on settlements of share-based compensation awards
(19) (17)
Net cash provided by (used in) financing activities (103) (94)
EFFECT OF EXCHANGE RATE

CHANGES ON CASH
3 6
Net increase (decrease) in cash 212 337
Cash, beginning of period 1,398 1,441
Cash, end of period $1,610 $1,778
SUPPLEMENTAL CASH FLOW

INFORMATION:
Income taxes paid (recovered) $2 $3
Interest paid

10 2